Exhibit 99.2

Elevation Oncology Enters into Agreement to Be Acquired by Concentra Biosciences for $0.36 in Cash per Share Plus a Contingent Value Right

Boston, Mass. June 9, 2025 – Elevation Oncology, Inc. (Nasdaq: ELEV), an innovative oncology company focused on the discovery and development of selective cancer therapies to treat patients across a range of solid tumors with significant unmet medical needs, today announced that it has entered into a definitive merger agreement (the “Merger Agreement”) with Concentra Biosciences, LLC (“Concentra”), whereby Concentra will acquire Elevation Oncology for $0.36 in cash per share of Elevation Oncology common stock (“Common Stock”), plus one non-tradeable contingent value right (“CVR”), which represents the right to receive: (i) 100% of the closing net cash in excess of $26.4 million; and (ii) 80% of any net proceeds received within five years following closing from any disposition of EO-1022 that occurs within one year following closing, each pursuant to the contingent value rights agreement (the “CVR Agreement”).

The Elevation Oncology Board of Directors has unanimously determined that the acquisition by Concentra is in the best interests of all Elevation Oncology stockholders and has approved the Merger Agreement and related transactions.

Pursuant and subject to the terms of the Merger Agreement, a wholly owned subsidiary of Concentra will commence a tender offer (the “Offer”) by June 23, 2025 to acquire all outstanding shares of Common Stock. Closing of the Offer is subject to certain conditions, including the tender of Common Stock representing at least a majority of the total number of outstanding shares (including any shares held by Concentra), the availability of at least $26.4 million of cash (net of transaction costs, contractual payments to warrant holders and other liabilities at closing), and other customary closing conditions. Elevation Oncology officers, directors and their respective affiliates holding approximately 5.1% of Common Stock have signed tender and support agreements under which such parties have agreed to tender their shares in the Offer and support the merger transaction. The merger transaction is expected to close in July 2025.

Advisors

Fenwick & West LLP is acting as legal counsel to Elevation Oncology. Gibson, Dunn & Crutcher LLP is acting as legal counsel to Concentra.

About Elevation Oncology, Inc.

Elevation Oncology is an innovative oncology company focused on the discovery and development of selective cancer therapies to treat patients across a range of solid tumors with significant unmet medical needs. For more information, visit www.ElevationOncology.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding Elevation Oncology’s beliefs and expectations and statements about the Offer, the merger and related transactions contemplated by the Merger Agreement and the CVR Agreement (the “Transactions”), the ability to complete the transactions contemplated by the Merger Agreement, including the ability to satisfy the conditions to the consummation of the Offer contemplated thereby and the other conditions set forth in the Merger Agreement, the timing of the Transactions, the potential effects of the proposed Transactions on Elevation Oncology and the potential payment of proceeds to Elevation Oncology’s stockholders, if any, pursuant to the CVR Agreement. These statements may be identified by their use of forward-looking terminology including, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” and “would,” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the possibility that various closing conditions set forth in the Merger Agreement may not be satisfied or waived, including uncertainties as to the percentage of Elevation Oncology’s stockholders tendering their shares in the Offer; the possibility that competing offers will be made; the risk that the Transactions may not be completed in a timely manner, or at all, which may adversely affect Elevation Oncology’s business and the price of its common stock; significant costs associated with the proposed Transactions; the risk that any stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; the risk that activities related to the CVR Agreement may not result in any value to Elevation Oncology’s stockholders; and other risks and uncertainties discussed in Elevation Oncology’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 6, 2025 as well as in Elevation Oncology’s subsequent filings with the SEC. As a result of such risks and uncertainties, Elevation Oncology’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. There can be no assurance that the proposed Transactions will in fact be consummated. Elevation Oncology cautions investors not to unduly rely on any forward-looking statements.

The forward-looking statements contained in this press release are made as of the date hereof, and Elevation Oncology undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as expressly required by law. All forward-looking statements in this press release are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

The Offer described in this press release has not yet commenced, and this press release is neither a recommendation, nor an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Elevation Oncology or any other securities, nor is it a substitute for the tender offer materials that Concentra will file with the SEC on commencement of the Offer. On the commencement date of the Offer, Concentra will file with the SEC a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, and Elevation Oncology will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. The Offer to purchase the outstanding shares of Common Stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER.

Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the Offer, which will be named in the tender offer statement. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by Elevation Oncology under the “SEC Filings” subsection of Elevation Oncology’s website at https://investors.elevationoncology.com. The information contained in, or that can be accessed through, Elevation Oncology’s website is not a part of, or incorporated by reference herein. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Elevation Oncology files annual, quarterly, and current reports, proxy statements and other information with the SEC. You may read any reports, statements or other information filed by Elevation Oncology with the SEC for free on the SEC’s website at www.sec.gov.

Elevation Oncology Investor and Media Contact

Tammy Furlong

Chief Financial Officer

tfurlong@elevationoncology.com